UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2011 (March 10, 2011)

TRIANGLE PETROLEUM CORPORATION
(Exact name of registrant as specified in charter)

Nevada	001-34945	98-0430762
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

1625 Broadway, Suite 780, Denver, CO 80202
(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 260-7125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 10, 2011, Triangle Petroleum Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Johnson Rice & Company L.L.C., as representative of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters 16,500,000 shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”). The price to the public in this offering (the “Offering”) was $7.50 per share. The net proceeds to the Company from this Offering were approximately $116.8 million, after deducting underwriting discounts and commissions and other estimated offering expenses payable by the Company. The Company also granted a 30-day option to the Underwriters to purchase up to an additional 2,475,000 shares of Common Stock to cover over-allotments. The Underwriting Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and the description of the terms of the Underwriting Agreement in this report is qualified in its entirety by reference to such exhibit. The offering closed on March 16, 2011.

The Offering was made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-171958), a preliminary prospectus supplement and a final prospectus supplement, each of which was previously filed with the Securities and Exchange Commission.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, customary indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement.

Item 8.01.  Other Events.

On March 11, 2011, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On March 16, 2011, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit 5.1	Opinion of Jones Vargas regarding validity of the securities.

Exhibit 23.1	Consent of Jones Vargas (included as part of Exhibit 5.1).

Exhibit 99.1	Underwriting Agreement, dated as of March 10, 2011, between the Company and Johnson Rice & Company L.L.C., as representative of the several underwriters named therein.

Exhibit 99.2	Press Release, dated March 11, 2011.

Exhibit 99.3	Press Release, dated March 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2011	TRIANGLE PETROLEUM CORPORATION

	By:	/s/ Jonathan Samuels
Jonathan Samuels
Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

5.1*	Opinion of Jones Vargas regarding validity of the securities.

23.1*	Consent of Jones Vargas (included as part of Exhibit 5.1).

99.1*	Underwriting Agreement, dated as of March 10, 2011, between the Company and Johnson Rice & Company L.L.C., as representative of the several underwriters named therein.

99.2*	Press Release, dated March 11, 2011.

99.3*	Press Release, dated March 16, 2011.

*           Filed herewith.